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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 23, 2004

                                ----------------

                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                                 ---------------

         Delaware                         0-26012                35-1948594
(State or other jurisdiction of       (Commission File)        (IRS Employer
incorporation or organization)             Number            Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (260) 356-3311

                               -------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)) [GRAPHIC OMITTED]


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Section 8 - Other Events.

Item 8.01.  Other Events.

     On December 23, 2004, the Registrant issued a press release announcing the promotion of Michael S. Zahn to president. A copy of the press release is attached as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

          (c)  Exhibits.
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                    The following Exhibit is being furnished herewith:

                    99.1 Press Release of Northeast Indiana Bancorp, Inc., dated
                         December 23, 2004.


                                       1

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NORTHEAST INDIANA BANCORP, INC.

                                      By: /s/ Stephen E. Zahn
                                          -------------------------------------
                                          Stephen E. Zahn
                                          President and Chief Executive Officer
                                          Dated: December 23, 2004



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                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
------                     ----------------------

99.1                Press  Release of  Northeast  Indiana  Bancorp,  Inc.  dated
                    December 23, 2004